UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 — January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINVX

Putnam Investors Fund

Semiannual report
1|31|14

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Investors
Fund

Semiannual report
1 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	22

Shareholder meeting results	48

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In early 2014, stock prices fluctuated while most bond markets advanced, reversing the trends that dominated the two asset classes during 2013. Although the economic recovery appears to remain intact and previous market forces may re-emerge, the shift in short-term trends reminds investors once again about the value of portfolio diversification.

In this environment, we believe Putnam’s commitment to active fundamental research and taking a proactive view about risk is well suited to uncovering attractive investment opportunities.

We are pleased to report that this focus continues to earn Putnam high marks among industry peers. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes.

Lastly, for guidance on today’s markets, we also believe that you are well served by consulting with your financial advisor, who can help you assess your individual needs, time horizon, and risk tolerance — crucial for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

About the fund

Investing in America’s large, growing companies

Putnam Investors Fund was founded in 1925 — the age of Model-T Fords, jazz, and the boundless optimism of one of the great American bull markets. Today, more than 88 years later, the fund continues to target leading American businesses, armed with the flexibility to invest across a range of stocks.

In the tradition of successful American stock pickers, the fund's portfolio manager, Jerry Sullivan, seeks opportunities that others may have overlooked.

Jerry may see potential in value stocks, where investors may have temporarily pushed prices too low, or in fast-rising growth stocks, where investors have misjudged a company's future growth potential.

Jerry is supported by Putnam's equity analysts, who conduct thorough fundamental research, visiting companies and talking to their management, suppliers, and competitors to find out what each business is really worth. This research helps to identify companies whose stock prices may not reflect their long-range prospects.

While much has changed since 1925, Putnam Investors Fund continues to pursue a goal that never goes out of style — finding great companies for investors.

Growth of a $10,000 investment since fund inception, 12/1/25, through 1/31/14

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$23,830,284
9.22%
annualized return before sales charge
$10,000
$10,000,000
$1,000,000
$100,000
$10,000
1930
1940
1950
1960
1970
1980
1990
2000
2010

Through more than 88 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.

Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

2 Investors Fund

Investors Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark and Lipper category, the Standard & Poor’s 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Investors Fund

Interview with your fund’s portfolio manager

Jerry, how would you describe conditions for stock market investors during the six months ended January 31, 2014?

With the exception of the closing month, stocks continued their impressive advance during the period. The U.S. stock market, as measured by the S&P 500 Index, achieved and surpassed record highs several times, interrupted by only a few bouts of volatility. In October, the market endured some turbulence with a sharp but brief downturn in response to congressional debt ceiling wrangling, which led to a 16-day partial shutdown of the federal government. And although investors remained anxious about the Federal Reserve’s plans to begin tapering its bond-buying program, the market responded favorably in late December when the Fed announced its first modest reduction in asset purchases. The market closed out the 2013 calendar year with double-digit returns. In January, however — the final month of the semiannual period — stocks retreated, with the S&P 500 Index declining by 3.5% for the month. It was the sharpest one-month decline for U.S. stocks since May 2012.

How did the fund perform during the period?

I am pleased to report that the fund outperformed its benchmark, the S&P 500 Index, as well as the average return for funds in its Lipper peer group, Large-Cap Core Funds.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Investors Fund	5

In seeking future opportunities for the fund, are you focusing on any particular areas of the market or themes?

For some time, I have maintained overweight positions in three areas — automotive, aerospace/defense, and airlines. In the automotive sector, we have seen a considerable recovery, and I believe that in some markets, such as Europe, that recovery is still in its early stages. This has presented attractive opportunities in areas ranging from auto parts suppliers to the largest automobile manufacturers. In my view, the automotive recovery cycle still has “legs” — stocks related to the automotive sector continue to look attractive from both a valuation perspective and a cyclical perspective.

Aerospace/defense is an area many investors have avoided due to the defense spending cuts that resulted from the U.S. federal budget sequester. However, we employ fundamental research to identify companies that, in our view, are less vulnerable. We seek those that are well managed in terms of capital deployment and that have shown the ability to thrive despite budget constraints. Although many defense stocks delivered strong returns throughout 2013, I believe the sector will continue to offer opportunities in 2014. The same is true for airlines, an industry in which stocks have advanced due to a wave of restructuring and consolidation.

Another interesting aspect to all these industries is that a number of companies are coming out of bankruptcy. In many investors’ eyes, this means the businesses are “tainted.” To me, they offer opportunities, because many companies emerge from bankruptcy with new managements, better discipline, clean balance sheets, and a stronger commitment to success.

Allocations are shown as a percentage of the fund’s net assets as of 1/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Investors Fund

Within the fund’s portfolio, what are some stocks that made a positive contribution to performance for the six-month period?

My strategy of maintaining overweight positions in defense stocks had a considerable positive impact on fund returns during this period. Three defense companies — Northrop Grumman, Raytheon, and L-3 Communications — were among the top contributors to fund performance.

The best-performing fund holding was Amira Nature Foods, a Dubai-based seller of packaged Indian specialty rice. The company drew our interest with its initial public offering [IPO] in October 2012. However, post-IPO, the company’s ownership structure raised accountability concerns, sending the stock price lower. Since that time, the company has delivered strong earnings growth, and Amira’s share price rose considerably in the past six months as investors began to take note of its fundamental strengths. I believe Amira continues to offer expertise in a niche market with attractive growth potential, and the stock remained in the portfolio at the close of the period.

Could you discuss some holdings that detracted from fund returns?

The stock of Iridium, a provider of mobile voice and data communications, declined as the company missed revenue and earnings estimates and lowered its growth expectations. Despite its setbacks, I believe Iridium offers attractive long-term growth potential due to its expertise and focus on global

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Investors Fund	7

satellite communications. I continued to hold Iridium in the portfolio at the close of the period.

Also dampening fund performance for the period was Cisco Systems, a large technology company that is struggling to grow sufficiently in a high-growth sector. Investors have been concerned about Cisco’s declining revenue and weaker growth forecasts. I continued to maintain a position in Cisco at the close of the period because I believe it is an attractively priced stock with continued long-term growth prospects.

Finally, the stock of retailer Target was a detractor for the period, primarily due to the data breach that affected more than 40 million credit and debit cards of store customers. The stock hit a 52-week low in late January as the company struggled with disappointing sales and investors considered the costs involved with addressing the security issues.

As the fund enters the second half of its fiscal year, what is your outlook?

My outlook is determined in part by whether I can still find stocks that interest me as candidates for the fund’s portfolio. Although compellingly priced stocks are not as abundant as they were a few quarters ago, there are plenty that I believe are worth buying. The market continues to offer a reasonable price/earnings multiple, in my view, and I see potential for further earnings growth for U.S. businesses.

Although the market has achieved record highs and I’ve been fairly bullish for over a year, I believe stocks still have room to advance. Investors are finding few attractive alternatives to U.S. stocks, and the market’s recent strength is likely to attract additional

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Investors Fund

money into stocks, particularly from bonds and emerging markets. Of course, while I do not believe the market is near bubble territory yet, we remain vigilant about the potential for setbacks — such as the one in January — after the market’s extraordinary run.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

The U.S. federal deficit this year will dip to its lowest level since 2007, but the trend may be short-lived. The Congressional Budget Office (CBO) has projected that the U.S. deficit will fall to $514 billion by the end of the current fiscal year on September 30, 2014, down from $680 billion last fiscal year and the recent peak of $1.4 trillion in 2009. Government spending cuts, tax hikes, and the overall economic expansion all helped to lower the deficit, which has been the focus of intense political debate in Washington. However, in coming years as baby boomers age, spending will accelerate on such government programs as Medicare and Social Security, widening the deficit. Without more robust economic growth, spending for Social Security, Medicare (including offsetting receipts), Medicaid, the Children’s Health Insurance Program, and subsidies for health insurance purchased through exchanges will rise from 9.7% of GDP in 2014 to 11.7% in 2024, the CBO estimates.

Investors Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(1/7/97)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.22%	9.15%	9.12%	9.12%	8.40%	8.40%	8.47%	8.43%	8.95%	9.27%	9.28%	9.27%

10 years	76.49	66.34	66.09	66.09	63.63	63.63	67.78	61.91	72.06	81.27	81.63	80.90
Annual average	5.85	5.22	5.20	5.20	5.05	5.05	5.31	4.94	5.58	6.13	6.15	6.11

5 years	147.19	132.97	138.05	136.05	138.01	138.01	141.08	132.64	144.14	150.68	151.17	150.17
Annual average	19.84	18.43	18.94	18.74	18.94	18.94	19.24	18.40	19.54	20.18	20.23	20.13

3 years	48.63	40.08	45.34	42.34	45.22	45.22	46.40	41.27	47.50	50.06	50.36	49.76
Annual average	14.12	11.89	13.27	12.49	13.24	13.24	13.55	12.21	13.83	14.49	14.56	14.41

1 year	24.00	16.87	23.09	18.09	23.09	22.09	23.42	19.10	23.68	24.46	24.66	24.33

6 months	7.83	1.63	7.39	2.39	7.39	6.39	7.54	3.77	7.66	7.98	8.09	7.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Investors Fund

Comparative index returns For periods ended 1/31/14

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	—†	—†

10 years	93.68%	87.79%
Annual average	6.83	6.43

5 years	140.58	128.95
Annual average	19.19	17.90

3 years	47.89	43.01
Annual average	13.93	12.62

1 year	21.52	20.43

6 months	6.85	6.57

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/14, there were 951, 918, 828, 763, and 522 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category, the Standard & Poor’s 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.212		$0.091	$0.095	$0.134		$0.182	$0.275	$0.295	$0.254

Capital gains	—		—	—	—		—	—	—	—

Total	$0.212		$0.091	$0.095	$0.134		$0.182	$0.275	$0.295	$0.254

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/13	$17.64	$18.72	$15.84	$16.70	$16.63	$17.23	$17.37	$17.97	$17.98	$17.91

1/31/14	18.81	19.96	16.92	17.84	17.75	18.39	18.52	19.13	19.14	19.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Investors Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(1/7/97)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.27%	9.20%	9.17%	9.17%	8.45%	8.45%	8.52%	8.47%	9.00%	9.32%	9.33%	9.32%

10 years	86.22	75.51	75.31	75.31	72.79	72.79	77.17	70.97	81.80	91.38	91.65	91.01
Annual average	6.41	5.79	5.77	5.77	5.62	5.62	5.89	5.51	6.16	6.71	6.72	6.69

5 years	135.11	121.59	126.37	124.37	126.58	126.58	129.31	121.29	132.11	138.41	138.75	137.95
Annual average	18.65	17.25	17.75	17.54	17.77	17.77	18.06	17.22	18.34	18.98	19.01	18.93

3 years	57.13	48.10	53.63	50.63	53.65	53.65	54.86	49.44	56.06	58.72	58.95	58.41
Annual average	16.26	13.99	15.39	14.63	15.39	15.39	15.69	14.33	15.99	16.65	16.70	16.57

1 year	35.04	27.27	34.02	29.02	34.01	33.01	34.36	29.66	34.68	35.52	35.66	35.40

6 months	18.22	11.42	17.77	12.77	17.76	16.76	17.91	13.78	18.06	18.46	18.51	18.38

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/13	1.14%	1.89%	1.89%	1.64%	1.39%	0.76%	0.66%	0.89%

Annualized expense ratio for the
six-month period ended 1/31/14	1.10%	1.85%	1.85%	1.60%	1.35%	0.77%	0.67%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	Investors Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2013, to January 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.76	$9.67	$9.67	$8.37	$7.07	$4.04	$3.51	$4.46

Ending value (after expenses)	$1,078.30	$1,073.90	$1,073.90	$1,075.40	$1,076.60	$1,079.80	$1,080.90	$1,079.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2014, use the following calculation method. To find the value of your investment on August 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.60	$9.40	$9.40	$8.13	$6.87	$3.92	$3.41	$4.33

Ending value (after expenses)	$1,019.66	$1,015.88	$1,015.88	$1,017.14	$1,018.40	$1,021.32	$1,021.83	$1,020.92

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Investors Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Investors Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Investors Fund	15

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

16	Investors Fund

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information

Investors Fund	17

that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

18	Investors Fund

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of

Investors Fund	19

the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended

20	Investors Fund

December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 941, 864 and 753 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Investors Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Investors Fund

The fund’s portfolio 1/31/14 (Unaudited)

COMMON STOCKS (99.4%)*	Shares	Value

Aerospace and defense (4.7%)
Boeing Co. (The)	76,500	$9,582,390

General Dynamics Corp.	93,600	9,482,616

Honeywell International, Inc.	162,430	14,818,489

L-3 Communications Holdings, Inc.	80,400	8,930,028

Northrop Grumman Corp.	110,000	12,710,500

Raytheon Co.	93,400	8,879,538

United Technologies Corp.	87,600	9,988,152

		74,391,713
Air freight and logistics (0.3%)
FedEx Corp.	35,200	4,692,864

		4,692,864
Airlines (1.1%)
Copa Holdings SA Class A (Panama)	20,100	2,627,070

Delta Air Lines, Inc.	187,500	5,739,375

Southwest Airlines Co.	340,500	7,133,475

Spirit Airlines, Inc. †	43,600	2,044,840

		17,544,760
Auto components (0.9%)
Lear Corp.	44,100	3,189,753

Magna International, Inc. (Canada)	38,500	3,266,725

TRW Automotive Holdings Corp. †	103,911	7,705,001

		14,161,479
Automobiles (0.7%)
Ford Motor Co.	250,300	3,744,488

General Motors Co. †	190,281	6,865,338

		10,609,826
Beverages (2.2%)
Coca-Cola Co. (The)	205,600	7,775,792

Coca-Cola Enterprises, Inc.	182,000	7,878,780

Dr. Pepper Snapple Group, Inc.	85,100	4,074,588

PepsiCo, Inc.	185,100	14,874,636

		34,603,796
Biotechnology (3.0%)
Alkermes PLC †	117,700	5,729,636

Amgen, Inc.	111,300	13,239,135

Biogen Idec, Inc. †	14,700	4,595,808

Celgene Corp. †	86,300	13,111,559

Cubist Pharmaceuticals, Inc. †	27,200	1,988,048

Gilead Sciences, Inc. †	115,200	9,290,880

		47,955,066
Building products (0.2%)
Masco Corp.	128,700	2,723,292

		2,723,292
Capital markets (3.3%)
Ameriprise Financial, Inc.	71,700	7,574,388

Apollo Global Management, LLC. Class A	148,300	4,812,335

Artisan Partners Asset Management, Inc.	58,548	3,713,114

Carlyle Group LP (The) (Partnership shares)	104,000	3,620,240

Charles Schwab Corp. (The)	141,900	3,521,958

Goldman Sachs Group, Inc. (The)	87,300	14,327,676

Investors Fund	23

COMMON STOCKS (99.4%)* cont.	Shares	Value

Capital markets cont.
KKR & Co. LP	120,300	$2,900,433

Legg Mason, Inc.	75,500	3,197,425

Morgan Stanley S	281,600	8,310,016

		51,977,585
Chemicals (2.1%)
Albemarle Corp. S	38,200	2,451,676

CF Industries Holdings, Inc.	19,600	4,524,856

Dow Chemical Co. (The)	166,443	7,574,821

Eastman Chemical Co.	28,300	2,206,268

Givaudan SA (Switzerland)	2,065	3,056,560

LyondellBasell Industries NV Class A	61,600	4,851,616

Monsanto Co.	44,400	4,730,820

Potash Corp. of Saskatchewan, Inc. (Canada) S	118,400	3,708,288

		33,104,905
Commercial banks (3.3%)
Ally Financial, Inc. †	635	5,016,500

Fifth Third Bancorp	196,700	4,134,634

First Southern Bancorp, Inc. Class B † F	112,320	676,166

KeyCorp	309,000	3,942,840

Regions Financial Corp.	350,700	3,566,619

U.S. Bancorp	101,100	4,016,703

Wells Fargo & Co.	679,498	30,808,439

		52,161,901
Commercial services and supplies (0.9%)
ADT Corp. (The) S	79,400	2,385,176

Cintas Corp. S	66,900	3,817,983

KAR Auction Services, Inc.	65,862	1,832,281

MiX Telematics, Ltd. ADR (South Africa) †	152,333	1,814,286

Pitney Bowes, Inc. S	165,600	4,169,808

		14,019,534
Communications equipment (2.3%)
Cisco Systems, Inc.	922,400	20,209,784

Qualcomm, Inc.	213,100	15,816,282

		36,026,066
Computers and peripherals (4.7%)
Apple, Inc.	82,867	41,483,220

EMC Corp. S	419,700	10,173,528

Hewlett-Packard Co.	237,392	6,884,368

NetApp, Inc.	54,300	2,299,062

SanDisk Corp.	68,499	4,764,105

Western Digital Corp.	102,400	8,823,808

		74,428,091
Construction and engineering (0.3%)
Fluor Corp.	58,100	4,413,276

		4,413,276
Consumer finance (1.6%)
American Express Co.	56,700	4,820,634

Capital One Financial Corp.	85,300	6,023,033

Discover Financial Services	120,800	6,480,920

Santander Consumer USA Holdings, Inc. †	184,661	4,732,861

SLM Corp.	157,100	3,575,596

		25,633,044

24	Investors Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Containers and packaging (0.8%)
Avery Dennison Corp.	65,500	$3,227,185

Owens-Illinois, Inc. †	127,000	4,069,080

Rock-Tenn Co. Class A	31,600	3,206,768

Sealed Air Corp.	83,100	2,591,889

		13,094,922
Diversified financial services (4.7%)
Bank of America Corp.	899,142	15,060,629

Berkshire Hathaway, Inc. Class B †	44,280	4,941,648

Citigroup, Inc.	234,417	11,118,398

JPMorgan Chase & Co.	763,373	42,260,331

Moody’s Corp.	43,400	3,236,772

		76,617,778
Diversified telecommunication services (1.2%)
AT&T, Inc.	181,005	6,031,087

Iridium Communications, Inc. † S	506,197	3,209,289

Verizon Communications, Inc.	223,200	10,718,064

		19,958,440
Electric utilities (0.6%)
Edison International	130,400	6,280,064

Exelon Corp.	92,800	2,691,200

		8,971,264
Electrical equipment (0.5%)
Emerson Electric Co.	71,300	4,701,522

Generac Holdings, Inc.	60,400	2,907,052

		7,608,574
Electronic equipment, instruments, and components (0.4%)
CDW Corp. of Delaware	238,876	5,654,195

		5,654,195
Energy equipment and services (2.2%)
Halliburton Co.	127,800	6,263,478

Helmerich & Payne, Inc.	42,100	3,706,484

Nabors Industries, Ltd.	278,900	4,763,612

Rowan Cos. PLC Class A †	86,500	2,713,505

Schlumberger, Ltd.	197,224	17,270,906

		34,717,985
Food and staples retail (2.3%)
CVS Caremark Corp.	243,510	16,490,497

Kroger Co. (The)	261,700	9,447,370

Wal-Mart Stores, Inc.	138,200	10,320,776

		36,258,643
Food products (1.1%)
Amira Nature Foods, Ltd. (United Arab Emirates) † S	189,117	3,597,005

Archer Daniels-Midland Co.	123,600	4,879,728

Bunge, Ltd. S	24,200	1,833,392

Kellogg Co.	32,600	1,890,148

Pinnacle Foods, Inc.	88,300	2,384,100

Tyson Foods, Inc. Class A	85,800	3,208,920

		17,793,293
Gas utilities (0.5%)
AGL Resources, Inc.	52,300	2,498,894

UGI Corp.	112,200	4,868,358

		7,367,252

Investors Fund	25

COMMON STOCKS (99.4%)* cont.	Shares	Value

Health-care equipment and supplies (1.5%)
Baxter International, Inc.	65,900	$4,500,970

Medtronic, Inc.	156,600	8,857,296

St. Jude Medical, Inc.	126,700	7,694,491

Zimmer Holdings, Inc.	24,800	2,330,456

		23,383,213
Health-care providers and services (3.1%)
Cardinal Health, Inc.	90,800	6,176,216

Catamaran Corp. †	78,200	3,802,084

Express Scripts Holding Co. †	79,500	5,937,855

HealthSouth Corp. S	87,400	2,719,888

Humana, Inc.	26,800	2,607,640

McKesson Corp.	54,600	9,522,786

Omnicare, Inc. S	70,000	4,372,200

UnitedHealth Group, Inc.	107,600	7,777,328

WellPoint, Inc.	83,900	7,215,400

		50,131,397
Hotels, restaurants, and leisure (1.5%)
Hilton Worldwide Holdings, Inc. †	54,022	1,169,576

International Game Technology	141,300	2,038,959

Intrawest Resorts Holdings, Inc. †	128,400	1,527,960

Las Vegas Sands Corp.	35,600	2,724,112

McDonald’s Corp.	71,300	6,714,321

Red Robin Gourmet Burgers, Inc. †	56,000	3,608,080

Wynn Resorts, Ltd.	29,200	6,348,664

		24,131,672
Household durables (0.7%)
New Home Co., Inc. (The) †	218,747	2,668,714

WCI Communities, Inc. †	105,730	1,979,266

Whirlpool Corp.	44,000	5,865,200

		10,513,180
Household products (1.0%)
Energizer Holdings, Inc.	21,000	1,984,500

Procter & Gamble Co. (The)	185,500	14,213,010

		16,197,510
Independent power producers and energy traders (0.6%)
AES Corp.	349,662	4,916,248

NRG Energy, Inc.	185,800	5,174,530

		10,090,778
Industrial conglomerates (1.2%)
General Electric Co.	561,100	14,100,443

Siemens AG (Germany)	34,148	4,327,365

		18,427,808
Insurance (2.2%)
American International Group, Inc.	156,650	7,512,934

Genworth Financial, Inc. Class A †	231,100	3,408,725

Hartford Financial Services Group, Inc. (The)	73,000	2,427,250

Lincoln National Corp.	131,000	6,291,930

MetLife, Inc.	169,366	8,307,402

Travelers Cos., Inc. (The)	48,300	3,925,824

Unum Group.	95,200	3,065,440

		34,939,505

26	Investors Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Internet and catalog retail (1.1%)
Amazon.com, Inc. †	15,900	$5,703,171

Bigfoot GmbH (acquired 8/2/13, cost $1,538,743) (Private)
(Brazil) †∆∆ F	70	1,171,648

Priceline.com, Inc. †	8,900	10,189,521

		17,064,340
Internet software and services (3.2%)
eBay, Inc. †	73,700	3,920,840

Facebook, Inc. Class A †	96,100	6,012,977

Google, Inc. Class A †	29,563	34,913,016

VeriSign, Inc. † S	62,500	3,671,875

Yahoo!, Inc. †	88,800	3,198,576

		51,717,284
IT Services (3.4%)
Accenture PLC Class A	59,700	4,768,836

Alliance Data Systems Corp. † S	27,700	6,638,582

Computer Sciences Corp.	156,400	9,448,124

IBM Corp.	74,900	13,233,332

MasterCard, Inc. Class A	85,000	6,432,800

Unisys Corp. †	49,280	1,688,826

Visa, Inc. Class A	39,700	8,552,571

Xerox Corp.	398,100	4,319,385

		55,082,456
Life sciences tools and services (0.7%)
Agilent Technologies, Inc.	68,800	4,000,720

PerkinElmer, Inc.	59,600	2,598,560

Thermo Fisher Scientific, Inc.	42,000	4,835,880

		11,435,160
Machinery (1.4%)
Caterpillar, Inc. S	72,600	6,817,866

Deere & Co.	31,600	2,716,336

Ingersoll-Rand PLC	89,300	5,249,947

Parker Hannifin Corp.	27,900	3,163,023

Trinity Industries, Inc. S	66,200	3,854,826

		21,801,998
Media (3.0%)
CBS Corp. Class B (non-voting shares)	66,700	3,916,624

Comcast Corp. Class A	258,500	14,075,325

DISH Network Corp. Class A †	58,900	3,320,782

SFX Entertainment, Inc. † S	170,251	1,583,334

Time Warner Cable, Inc.	53,300	7,103,291

Viacom, Inc. Class B	84,600	6,945,660

Walt Disney Co. (The)	161,000	11,690,210

		48,635,226
Metals and mining (0.3%)
ArcelorMittal SA (France)	114,300	1,883,664

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	112,500	3,646,125

		5,529,789
Multiline retail (1.0%)
Macy’s, Inc.	146,100	7,772,520

Nordstrom, Inc. S	53,800	3,090,810

Target Corp. S	82,500	4,672,800

		15,536,130

Investors Fund	27

COMMON STOCKS (99.4%)* cont.	Shares	Value

Oil, gas, and consumable fuels (7.9%)
Apache Corp.	97,900	$7,857,454

BP PLC ADR (United Kingdom) S	68,400	3,207,276

Cabot Oil & Gas Corp.	69,900	2,794,602

Chesapeake Energy Corp. S	156,100	4,200,651

Chevron Corp.	131,400	14,668,182

ConocoPhillips	107,400	6,975,630

Continental Resources, Inc. † S	34,100	3,757,820

Energy Transfer Equity LP	53,000	2,211,160

EOG Resources, Inc.	28,600	4,725,864

Exxon Mobil Corp.	294,925	27,180,288

Marathon Oil Corp.	78,100	2,560,899

Marathon Petroleum Corp.	40,400	3,516,820

Midcoast Energy Partners LP †	152,235	3,196,935

Occidental Petroleum Corp.	196,000	17,163,720

Oiltanking Partners LP (Units)	4,378	278,572

QEP Resources, Inc.	264,400	8,167,316

Royal Dutch Shell PLC ADR (United Kingdom)	68,646	4,743,439

RSP Permian, Inc. †	222,654	4,553,274

Suncor Energy, Inc. (Canada)	116,500	3,824,695

World Point Terminals LP (Units)	132,495	2,587,627

		128,172,224
Paper and forest products (0.1%)
International Paper Co.	49,800	2,377,452

		2,377,452
Personal products (0.3%)
Coty, Inc. Class A	171,320	2,311,107

Herbalife, Ltd.	46,465	2,990,952

		5,302,059
Pharmaceuticals (5.9%)
AbbVie, Inc.	239,300	11,780,739

AstraZeneca PLC (United Kingdom)	76,376	4,844,517

Endo Health Solutions, Inc. †	39,300	2,589,084

Jazz Pharmaceuticals PLC †	18,532	2,810,563

Johnson & Johnson	348,700	30,849,489

Merck & Co., Inc.	228,200	12,087,754

Pfizer, Inc.	830,826	25,257,110

Shire PLC ADR (United Kingdom)	32,400	4,847,688

		95,066,944
Professional services (0.3%)
ManpowerGroup, Inc.	55,800	4,346,820

		4,346,820
Real estate investment trusts (REITs) (0.6%)
American Tower Corp.	44,100	3,566,808

Armada Hoffler Properties, Inc. S	387,244	3,523,920

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	137,336	1,816,955

		8,907,683
Real estate management and development (0.2%)
CBRE Group, Inc. Class A †	98,400	2,611,536

		2,611,536

28	Investors Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Road and rail (0.4%)
Union Pacific Corp.	38,700	$6,743,088

		6,743,088
Semiconductors and semiconductor equipment (1.9%)
Intel Corp.	431,700	10,593,918

Magnachip Semiconductor Corp. (South Korea) †	60,517	956,774

Marvell Technology Group, Ltd.	228,700	3,414,491

Micron Technology, Inc. †	225,800	5,202,432

NVIDIA Corp. S	196,900	3,091,330

Texas Instruments, Inc.	166,400	7,055,360

		30,314,305
Software (4.4%)
Electronic Arts, Inc. †	134,100	3,540,240

Microsoft Corp.	851,300	32,221,705

Oracle Corp.	680,300	25,103,070

Symantec Corp.	250,600	5,365,346

Synopsys, Inc. †	83,000	3,308,380

TiVo, Inc. †	249,600	3,092,544

		72,631,285
Specialty retail (2.1%)
Bed Bath & Beyond, Inc. †	79,100	5,050,535

Best Buy Co., Inc.	90,300	2,125,662

GNC Holdings, Inc. Class A	55,000	2,811,050

Home Depot, Inc. (The)	113,300	8,707,105

Lowe’s Cos., Inc.	153,600	7,110,144

Office Depot, Inc. †	614,000	3,002,460

TJX Cos., Inc. (The)	82,600	4,737,936

		33,544,892
Textiles, apparel, and luxury goods (1.1%)
Hanesbrands, Inc.	56,800	4,040,752

Michael Kors Holdings, Ltd. (Hong Kong) †	46,300	3,700,759

NIKE, Inc. Class B	78,300	5,704,155

VF Corp. S	77,600	4,535,720

		17,981,386
Tobacco (1.9%)
Altria Group, Inc.	348,200	12,263,604

Lorillard, Inc.	52,900	2,603,738

Philip Morris International, Inc.	188,500	14,729,390

		29,596,732
Trading companies and distributors (0.2%)
Air Lease Corp.	77,799	2,449,113

Stock Building Supply Holdings, Inc. †	63,587	1,108,321

		3,557,434
Wireless telecommunication services (0.3%)
Vodafone Group PLC ADR (United Kingdom)	128,600	4,765,916

		4,765,916

Total common stocks (cost $1,340,865,562)		$1,587,026,746

Investors Fund	29

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

Iridium Communications, Inc. 144A $7.00 cv. pfd.	27,936	$2,536,938

Unisys Corp. Ser. A, 6.25% cv. pfd.	16,345	1,512,934

Total convertible preferred stocks (cost $4,428,100)		$4,049,872

INVESTMENT COMPANIES (0.2%)*	Shares	Value

SPDR S&P Homebuilders ETF S	80,900	$2,554,013

Total investment companies (cost $1,860,634)		$2,554,013

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp, Inc. 5.00% cum. pfd. (acquired 12/17/09, cost
$192,000) †∆∆ F	192	$447,341

Total preferred stocks (cost $192,000)		$447,341

SHORT-TERM INVESTMENTS (5.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	77,546,232	$77,546,232

Putnam Short Term Investment Fund 0.07% L	5,366,272	5,366,272

Total short-term investments (cost $82,912,504)		$82,912,504

TOTAL INVESTMENTS

Total investments (cost $1,430,258,800)		$1,676,990,476

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,597,239,369.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,618,989, or 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

30	Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$191,006,483	$—	$1,171,648

Consumer staples	139,752,033	—	—

Energy	162,890,209	—	—

Financials	247,156,366	5,692,666	—

Health care	227,971,780	—	—

Industrials	180,271,161	—	—

Information technology	325,853,682	—	—

Materials	54,107,068	—	—

Telecommunication services	24,724,356	—	—

Utilities	26,429,294	—	—

Total common stocks	1,580,162,432	5,692,666	1,171,648

Convertible preferred stocks	—	4,049,872	—

Investment companies	2,554,013	—	—

Preferred stocks	—	447,341	—

Short-term investments	5,366,272	77,546,232	—

Totals by level	$1,588,082,717	$87,736,111	$1,171,648

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Investors Fund	31

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value, including $73,934,977 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,347,346,296)	$1,594,077,972
Affiliated issuers (identified cost $82,912,504) (Notes 1 and 5)	82,912,504

Dividends, interest and other receivables	1,598,971

Receivable for shares of the fund sold	626,613

Receivable for investments sold	23,004,017

Total assets	1,702,220,077

LIABILITIES

Payable for investments purchased	23,203,868

Payable for shares of the fund repurchased	1,286,880

Payable for compensation of Manager (Note 2)	769,479

Payable for custodian fees (Note 2)	13,831

Payable for investor servicing fees (Note 2)	589,030

Payable for Trustee compensation and expenses (Note 2)	781,894

Payable for administrative services (Note 2)	2,807

Payable for distribution fees (Note 2)	398,803

Collateral on securities loaned, at value (Note 1)	77,546,232

Other accrued expenses	387,884

Total liabilities	104,980,708

Net assets	$1,597,239,369

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,995,465,235

Undistributed net investment income (Note 1)	6,464,021

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(651,421,118)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	246,731,231

Total — Representing net assets applicable to capital shares outstanding	$1,597,239,369

(Continued on next page)

32	Investors Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,416,675,321 divided by 75,308,062 shares)	$18.81

Offering price per class A share (100/94.25 of $18.81)*	$19.96

Net asset value and offering price per class B share ($49,623,017 divided by 2,932,785 shares)**	$16.92

Net asset value and offering price per class C share ($36,644,426 divided by 2,053,628 shares)**	$17.84

Net asset value and redemption price per class M share ($21,492,466 divided by 1,210,666 shares)	$17.75

Offering price per class M share (100/96.50 of $17.75)*	$18.39

Net asset value, offering price and redemption price per class R share
($3,314,867 divided by 178,961 shares)	$18.52

Net asset value, offering price and redemption price per class R5 share
($14,045 divided by 734 shares)	$19.13

Net asset value, offering price and redemption price per class R6 share
($14,247,407 divided by 744,551 shares)	$19.14

Net asset value, offering price and redemption price per class Y share
($55,227,820 divided by 2,894,071 shares)	$19.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Investors Fund	33

Statement of operations Six months ended 1/31/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $60,017)	$15,899,589

Interest (including interest income of $4,273 from investments in affiliated issuers) (Note 5)	4,301

Securities lending (Note 1)	129,267

Total investment income	16,033,157

EXPENSES

Compensation of Manager (Note 2)	4,429,564

Investor servicing fees (Note 2)	1,816,255

Custodian fees (Note 2)	13,502

Trustee compensation and expenses (Note 2)	57,354

Distribution fees (Note 2)	2,289,532

Administrative services (Note 2)	26,061

Other	387,549

Total expenses	9,019,817

Expense reduction (Note 2)	(6,891)

Net expenses	9,012,926

Net investment income	7,020,231

Net realized gain on investments (Notes 1 and 3)	120,439,031

Net realized loss on foreign currency transactions (Note 1)	(327)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	882

Net unrealized depreciation of investments during the period	(9,351,410)

Net gain on investments	111,088,176

Net increase in net assets resulting from operations	$118,108,407

The accompanying notes are an integral part of these financial statements.

34	Investors Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/14*	Year ended 7/31/13

Operations:
Net investment income	$7,020,231	$17,540,793

Net realized gain on investments
and foreign currency transactions	120,438,704	159,955,398

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(9,350,528)	176,652,240

Net increase in net assets resulting from operations	118,108,407	354,148,431

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(15,979,253)	(12,049,928)

Class B	(277,218)	(169,556)

Class C	(191,363)	(96,652)

Class M	(163,349)	(103,382)

Class R	(31,904)	(18,401)

Class R5	(199)	(115)

Class R6	(217,723)	(120)

Class Y	(726,120)	(637,357)

Decrease from capital share transactions (Note 4)	(41,014,476)	(143,000,527)

Total increase in net assets	59,506,802	198,072,393

NET ASSETS

Beginning of period	1,537,732,567	1,339,660,174

End of period (including undistributed net investment
income of $6,464,021 and $17,030,919, respectively)	$1,597,239,369	$1,537,732,567

* Unaudited

The accompanying notes are an integral part of these financial statements.

Investors Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2014**	$17.64	.09	1.29	1.38	(.21)	(.21)	—	—	$18.81	7.83 *	$1,416,675	.55 *	.46 *	41 *
July 31, 2013	13.89	.20	3.70	3.90	(.15)	(.15)	—	—	17.64	28.29	1,364,640	1.14	1.28	77
July 31, 2012	13.12	.14	.76	.90	(.13)	(.13)	—	— [d,e]	13.89	6.95	1,191,455	1.20	1.11	49
July 31, 2011	11.15	.11	1.95	2.06	(.09)	(.09)	—	— [d,f]	13.12	18.54	1,264,410	1.18	.86	65
July 31, 2010	10.04	.08	1.18	1.26	(.15)	(.15)	— [d]	—	11.15	12.59	1,252,067	1.27	.72	97
July 31, 2009	12.05	.13	(2.12) [g]	(1.99)	(.02)	(.02)	— [d]	— [d,h]	10.04	(16.44) [g]	1,263,196	1.21 [i]	1.36 [i]	106

Class B
January 31, 2014**	$15.84	.01	1.16	1.17	(.09)	(.09)	—	—	$16.92	7.39 *	$49,623	.93 *	.09 *	41 *
July 31, 2013	12.48	.08	3.32	3.40	(.04)	(.04)	—	—	15.84	27.35	51,200	1.89	.55	77
July 31, 2012	11.79	.04	.68	.72	(.03)	(.03)	—	— [d,e]	12.48	6.09	52,017	1.95	.38	49
July 31, 2011	10.01	.01	1.77	1.78	—	—	—	— [d,f]	11.79	17.78	66,615	1.93	.12	65
July 31, 2010	9.02	— [d]	1.07	1.07	(.08)	(.08)	— [d]	—	10.01	11.81	82,483	2.02	(.01)	97
July 31, 2009	10.89	.05	(1.92) [g]	(1.87)	—	—	— [d]	— [d,h]	9.02	(17.17) [g]	114,357	1.96 [i]	.63 [i]	106

Class C
January 31, 2014**	$16.70	.01	1.23	1.24	(.10)	(.10)	—	—	$17.84	7.39 *	$36,644	.93 *	.08 *	41 *
July 31, 2013	13.16	.08	3.50	3.58	(.04)	(.04)	—	—	16.70	27.31	34,080	1.89	.53	77
July 31, 2012	12.43	.04	.72	.76	(.03)	(.03)	—	— [d,e]	13.16	6.14	30,509	1.95	.37	49
July 31, 2011	10.56	.01	1.87	1.88	(.01)	(.01)	—	— [d,f]	12.43	17.76	33,041	1.93	.11	65
July 31, 2010	9.53	— [d]	1.11	1.11	(.08)	(.08)	— [d]	—	10.56	11.67	32,969	2.02	(.03)	97
July 31, 2009	11.49	.06	(2.02) [g]	(1.96)	—	—	— [d]	— [d,h]	9.53	(17.06) [g]	35,155	1.96 [i]	.62 [i]	106

Class M
January 31, 2014**	$16.63	.04	1.21	1.25	(.13)	(.13)	—	—	$17.75	7.54 *	$21,492	.81 *	.21 *	41 *
July 31, 2013	13.10	.11	3.50	3.61	(.08)	(.08)	—	—	16.63	27.67	20,852	1.64	.78	77
July 31, 2012	12.38	.08	.70	.78	(.06)	(.06)	—	— [d,e]	13.10	6.37	18,740	1.70	.62	49
July 31, 2011	10.52	.04	1.86	1.90	(.04)	(.04)	—	— [d,f]	12.38	18.04	20,483	1.68	.36	65
July 31, 2010	9.49	.02	1.12	1.14	(.11)	(.11)	— [d]	—	10.52	11.99	20,818	1.77	.22	97
July 31, 2009	11.42	.08	(2.01) [g]	(1.93)	—	—	— [d]	— [d,h]	9.49	(16.90) [g]	20,862	1.71 [i]	.87 [i]	106

Class R
January 31, 2014**	$17.37	.06	1.27	1.33	(.18)	(.18)	—	—	$18.52	7.66 *	$3,315	.68 *	.33 *	41 *
July 31, 2013	13.68	.15	3.66	3.81	(.12)	(.12)	—	—	17.37	28.03	2,871	1.39	1.00	77
July 31, 2012	12.95	.11	.73	.84	(.11)	(.11)	—	— [d,e]	13.68	6.59	2,053	1.45	.86	49
July 31, 2011	11.00	.08	1.94	2.02	(.07)	(.07)	—	— [d,f]	12.95	18.35	1,423	1.43	.60	65
July 31, 2010	9.91	.05	1.17	1.22	(.13)	(.13)	— [d]	—	11.00	12.34	1,410	1.52	.46	97
July 31, 2009	11.90	.11	(2.10) [g]	(1.99)	— [d]	— [d]	— [d]	— [d,h]	9.91	(16.70) [g]	1,309	1.46 [i]	1.11 [i]	106

Class R5
January 31, 2014**	$17.97	.12	1.32	1.44	(.28)	(.28)	—	—	$19.13	7.98 *	$14	.39 *	.63 *	41 *
July 31, 2013	14.10	.26	3.77	4.03	(.16)	(.16)	—	—	17.97	28.85	13.76		1.64	77
July 31, 2012 †	13.97	.01	.12	.13	—	—	—	—	14.10	.93 *	10	.06 *	.08 *	49

Class R6
January 31, 2014**	$17.98	.13	1.33	1.46	(.30)	(.30)	—	—	$19.14	8.09 *	$14,247	.34 *	.68 *	41 *
July 31, 2013	14.10	.23 [j]	3.82	4.05	(.17)	(.17)	—	—	17.98	28.98	13,890.66		1.32 [j]	77
July 31, 2012 †	13.97	.01	.12	.13	—	—	—	—	14.10	.93 *	10	.05 *	.08 *	49

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Investors Fund	Investors Fund	37

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
January 31, 2014**	$17.91	.11	1.31	1.42	(.25)	(.25)	—	—	$19.08	7.94 *	$55,228	.43 *	.59 *	41 *
July 31, 2013	14.10	.24	3.76	4.00	(.19)	(.19)	—	—	17.91	28.63	50,187.89		1.54	77
July 31, 2012	13.32	.18	.76	.94	(.16)	(.16)	—	— [d,e]	14.10	7.21	44,865.95		1.35	49
July 31, 2011	11.32	.14	1.98	2.12	(.12)	(.12)	—	— [d,f]	13.32	18.82	40,316.93		1.10	65
July 31, 2010	10.18	.11	1.21	1.32	(.18)	(.18)	— [d]	—	11.32	12.96	33,725	1.02	1.02	97
July 31, 2009	12.25	.13	(2.14) [g]	(2.01)	(.06)	(.06)	— [d]	— [d,h]	10.18	(16.31) [g]	91,321	.95 [i]	1.58 [i]	106

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Securities, Inc. (SWS) which amounted to less than $0.01 per share outstanding on August 22, 2011.

f Reflects a non-recurring reimbursement related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.03

Class B	0.03

Class C	0.03

Class M	0.03

Class R	0.03

Class Y	0.04

This payment resulted in an increase to total returns of 0.25% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.09% of average net assets.

j The net investment income ratio and per share amount shown for the period ending July 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

38	Investors Fund	Investors Fund	39

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

40	Investors Fund

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to

Investors Fund	41

Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $75,111,560. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $77,546,232.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2013, the fund had a capital loss carryover of $771,003,469 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$8,383,786	N/A	$8,383,786	July 31, 2015

36,346,638	N/A	36,346,638	July 31, 2016

467,632,305	N/A	467,632,305	July 31, 2017

258,640,740	N/A	258,640,740	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,431,115,153, resulting in gross unrealized appreciation and depreciation of $304,039,313 and $58,163,990, respectively, or net unrealized appreciation of $245,875,323.

42	Investors Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s

Investors Fund	43

average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,623,397	Class R5	10

Class B	58,906	Class R6	3,524

Class C	40,887	Class Y	61,162

Class M	24,722	Total	$1,816,255

Class R	3,647

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $799 under the expense offset arrangements and by $6,092 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,053, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,766,432	Class M	80,733

Class B	256,293	Class R	7,946

Class C	178,128	Total	$2,289,532

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $44,668 and $528 from the sale of class A and class M shares, respectively, and received $14,473 and $223 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $26 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $647,442,002 and $697,141,103, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

44	Investors Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	1,265,257	$23,472,202	2,373,334	$36,829,436

Shares issued in connection with
reinvestment of distributions	775,258	14,652,374	762,381	10,993,533

	2,040,515	38,124,576	3,135,715	47,822,969

Shares repurchased	(4,077,170)	(75,234,482)	(11,570,916)	(177,507,926)

Net decrease	(2,036,655)	$(37,109,906)	(8,435,201)	$(129,684,957)

	Six months ended 1/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	116,075	$1,912,618	300,596	$4,137,137

Shares issued in connection with
reinvestment of distributions	15,642	266,224	12,471	162,128

	131,717	2,178,842	313,067	4,299,265

Shares repurchased	(431,692)	(7,136,032)	(1,249,269)	(17,284,361)

Net decrease	(299,975)	$(4,957,190)	(936,202)	$(12,985,096)

	Six months ended 1/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	112,127	$1,991,380	113,045	$1,674,391

Shares issued in connection with
reinvestment of distributions	9,943	178,478	6,551	89,809

	122,070	2,169,858	119,596	1,764,200

Shares repurchased	(108,890)	(1,893,555)	(398,173)	(5,774,602)

Net increase (decrease)	13,180	$276,303	(278,577)	$(4,010,402)

	Six months ended 1/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	22,276	$388,550	51,830	$760,415

Shares issued in connection with
reinvestment of distributions	8,848	157,943	7,452	101,573

	31,124	546,493	59,282	861,988

Shares repurchased	(74,198)	(1,287,793)	(236,122)	(3,390,475)

Net decrease	(43,074)	$(741,300)	(176,840)	$(2,528,487)

	Six months ended 1/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	24,858	$443,767	60,844	$937,905

Shares issued in connection with
reinvestment of distributions	1,621	30,160	1,295	18,401

	26,479	473,927	62,139	956,306

Shares repurchased	(12,808)	(232,255)	(46,931)	(737,821)

Net increase	13,671	$241,672	15,208	$218,485

Investors Fund	45

	Six months ended 1/31/14		Year ended 7/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	10	199	8	115

	10	199	8	115

Shares repurchased	—	—	—	—

Net increase	10	$199	8	$115

	Six months ended 1/31/14		Year ended 7/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	12,160	$229,245	816,265	$13,374,206

Shares issued in connection with
reinvestment of distributions	11,334	217,723	8	120

	23,494	446,968	816,273	13,374,326

Shares repurchased	(51,436)	(952,772)	(44,496)	(769,416)

Net increase (decrease)	(27,942)	$(505,804)	771,777	$12,604,910

	Six months ended 1/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	263,920	$4,991,589	794,390	$12,240,195

Shares issued in connection with
reinvestment of distributions	36,575	700,770	42,510	621,065

	300,495	5,692,359	836,900	12,861,260

Shares repurchased	(208,453)	(3,910,809)	(1,216,837)	(19,476,355)

Net increase (decrease)	92,042	$1,781,550	(379,937)	$(6,615,095)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	734	100.00%	$14,045

Class R6	735	0.10	14,068

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$13,896,753	$130,439,709	$138,970,190	$4,273	$5,366,272

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution

46	Investors Fund

or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Goldman Sachs Bank USA	Total

Assets:

Securities on loan**	$75,111,560	$75,111,560

Total Assets	$75,111,560	$75,111,560

Liabilities:

Total Liabilities	$—	$—

Total Financial and Derivative Net Assets	$75,111,560	$75,111,560

Total collateral received (pledged)##†	$75,111,560	$75,111,560

Net amount	$—	$—

**Included with Investments in securities and receivable for investments sold on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown.

Investors Fund	47

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	55,798,360	2,325,753

Ravi Akhoury	55,712,204	2,411,909

Barbara M. Baumann	56,076,416	2,047,697

Jameson A. Baxter	55,903,794	2,220,319

Charles B. Curtis	56,010,140	2,113,974

Robert J. Darretta	56,026,951	2,097,162

Katinka Domotorffy	55,820,399	2,303,715

John A. Hill	56,016,122	2,107,992

Paul L. Joskow	56,033,013	2,091,100

Kenneth R. Leibler	56,084,747	2,039,367

Robert E. Patterson	56,033,022	2,091,091

George Putnam, III	55,949,570	2,174,544

Robert L. Reynolds	56,050,476	2,073,638

W. Thomas Stephens	56,039,534	2,084,580

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

44,856,270	1,516,541	2,502,109	9,249,194

A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

44,616,198	1,494,803	2,763,913	9,249,199

All tabulations are rounded to the nearest whole number.

48	Investors Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investors Fund	49

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

50	Investors Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Investors Fund	51

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

52	Investors Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA012
285934 3/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investors Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014